Finance income/(expenses) and foreign exchange gain/(losses), net	6 Months Ended
Jun. 30, 2022
Finance income/(expenses) and foreign exchange gain/(losses), net

7.	Finance income/(expenses) and foreign exchange gain/(losses), net

	Six months ended June 30,
€ in thousand	2022	2021
Finance income
Interest income from other parties	35	228
Total finance income	35	228

Finance expense
Interest expense on loans	(2,695)	(3,820)
Interest expense on refund liabilities	(4,812)	(4,104)
Interest expense on lease liabilities	(457)	(419)
Other interest expense	(235)	(88)
Total finance expense	(8,199)	(8,431)

Foreign exchange gain/(losses), net	(10,657)	8,735

Finance income/(expense), net	(18,821)	532

This was mainly a result of a foreign exchange loss amounting to €10.7 million in the first half of 2022, primarily driven by revaluation results of non-Euro denominated balance sheet positions, compared to a net foreign exchange gain of €8.7 million in the first half of 2021.